UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2023, Lucid Diagnostics Inc. (the “Lucid Diagnostics” or the “Company”) entered into subscription agreements (each, a “Subscription Agreement”) with certain accredited investors for the sale of 13,625 shares of newly designated Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share, for aggregate gross proceeds to the Company of $13.625 million, in a private placement (the “Preferred Offering”). The closing of the sale occurred effective on March 7, 2023. In connection with the sale, on March 7, 2023 (the “Effective Date”), the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”). The Certificate of Designation, the Subscription Agreements and the Preferred Offering, including certain other ancillary agreements related thereto, are described in more detail in the Current Report on Form 8-K filed by Lucid Diagnostics on March 13, 2023 (the “Preferred Offering 8-K”), and such description is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Item 3.02 of the Preferred Offering 8-K is incorporated by reference into this Item 3.03 of this Current Report to the extent required.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Registration Rights Agreement (Series A Preferred) (1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Incorporated by reference to Exhibit 10.1 of the Preferred Offering 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer